Exhibit (d.2)

Schedule A

to the

Investment Advisory Agreement dated December 1, 2009

between

iShares Trust

and

BlackRock Fund Advisors

Pursuant to Section 6, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
iShares 0-5 Year High Yield Corporate Bond ETF	0.30%
iShares 0-5 Year Investment Grade Corporate Bond ETF	0.06%
iShares 0-5 Year TIPS Bond ETF	0.06%
iShares 1-3 Year International Treasury Bond ETF	0.35%
iShares 1-3 Year Treasury Bond ETF	0.15%
iShares 3-7 Year Treasury Bond ETF	0.15%
iShares 7-10 Year Treasury Bond ETF	0.15%
iShares 10-20 Year Treasury Bond ETF	0.15%
iShares 20+ Year Treasury Bond ETF	0.15%
iShares Aaa - A Rated Corporate Bond ETF	0.15%
iShares Adaptive Currency Hedged MSCI EAFE ETF	0.38%
iShares Agency Bond ETF	0.20%
iShares Asia 50 ETF	0.50%
iShares Broad USD High Yield Corporate Bond ETF	0.22%
iShares Broad USD Investment Grade Corporate Bond ETF	0.06%
iShares California Muni Bond ETF	0.25%
iShares CMBS ETF	0.25%
iShares Convertible Bond ETF	0.20%
iShares Core 1-5 Year USD Bond ETF	0.06%
iShares Core 5-10 Year USD Bond ETF	0.06%
iShares Core 10+ Year USD Bond ETF	0.06%
iShares Core Aggressive Allocation ETF	0.25%
iShares Core Conservative Allocation ETF	0.25%
iShares Core Dividend Growth ETF	0.08%
iShares Core Growth Allocation ETF	0.25%
iShares Core High Dividend ETF	0.08%
iShares Core International Aggregate Bond ETF	0.09%
iShares Core Moderate Allocation ETF	0.25%
iShares Core MSCI EAFE ETF	0.07%
iShares Core MSCI Europe ETF iShares Core MSCI International Developed Markets ETF	0.09 0.05	% %
iShares Core MSCI Pacific ETF	0.09%
iShares Core MSCI Total International Stock ETF	0.09%
iShares Core S&P 500 ETF	0.04%
iShares Core S&P Mid-Cap ETF	0.07%
iShares Core S&P Small-Cap ETF	0.07%
iShares Core S&P Total U.S. Stock Market ETF	0.03%
iShares Core S&P U.S. Growth ETF	0.04%
iShares Core S&P U.S. Value ETF	0.04%
iShares Core Total USD Bond Market ETF	0.06%
iShares Core U.S. Aggregate Bond ETF	0.05%

iShares Core U.S. REIT ETF	0.08%
iShares Currency Hedged JPX-Nikkei 400 ETF	0.59%
iShares Currency Hedged MSCI ACWI ex U.S. ETF	0.38%
iShares Currency Hedged MSCI Australia ETF	0.62%
iShares Currency Hedged MSCI Canada ETF	0.62%
iShares Currency Hedged MSCI EAFE ETF	0.38%
iShares Currency Hedged MSCI EAFE Small-Cap ETF	0.43%
iShares Currency Hedged MSCI Eurozone ETF	0.62%
iShares Currency Hedged MSCI Germany ETF	0.53%
iShares Currency Hedged MSCI Italy ETF	0.62%
iShares Currency Hedged MSCI Japan ETF	0.53%
iShares Currency Hedged MSCI Mexico ETF	0.62%
iShares Currency Hedged MSCI South Korea ETF	0.77%
iShares Currency Hedged MSCI Spain ETF	0.62%
iShares Currency Hedged MSCI Switzerland ETF	0.62%
iShares Currency Hedged MSCI United Kingdom ETF	0.62%
iShares Cybersecurity and Tech ETF	0.47%
iShares Dow Jones U.S. ETF	0.20%
iShares Edge High Yield Defensive Bond ETF	0.35%
iShares Edge Investment Grade Enhanced Bond ETF	0.18%
iShares Edge MSCI Intl Momentum Factor ETF	0.30%
iShares Edge MSCI Intl Quality Factor ETF	0.30%
iShares Edge MSCI Intl Size Factor ETF	0.30%
iShares Edge MSCI Intl Value Factor ETF	0.30%
iShares Edge MSCI Min Vol Europe ETF	0.25%
iShares Edge MSCI Min Vol Japan ETF	0.30%
iShares Edge MSCI Min Vol USA ETF	0.15%
iShares Edge MSCI Min Vol USA Small-Cap ETF	0.20%
iShares Edge MSCI Multifactor Global ETF	0.35%
iShares Edge MSCI Multifactor Intl ETF	0.30%
iShares Edge MSCI Multifactor Intl Small-Cap ETF	0.40%
iShares Edge MSCI Multifactor USA ETF	0.20%
iShares Edge MSCI Multifactor USA Mid-Cap ETF	0.25%
iShares Edge MSCI Multifactor USA Small-Cap ETF	0.30%
iShares Edge MSCI USA Momentum Factor ETF	0.15%
iShares Edge MSCI USA Quality Factor ETF	0.15%
iShares Edge MSCI USA Size Factor ETF	0.15%
iShares Edge MSCI USA Value Factor ETF	0.15%
iShares Edge U.S. Fixed Income Balanced Risk ETF	0.25%
iShares Emerging Markets Infrastructure ETF	0.75%
iShares ESG 1-5 Year USD Corporate Bond ETF	0.12%
iShares ESG MSCI EAFE ETF	0.20%
iShares ESG MSCI USA ETF	0.15%
iShares ESG MSCI USA Leaders ETF	0.10%
iShares ESG MSCI USA Small-Cap ETF	0.17%
iShares ESG U.S. Aggregate Bond ETF	0.10%
iShares ESG USD Corporate Bond ETF	0.18%
iShares Europe Developed Real Estate ETF	0.48%
iShares Fallen Angels USD Bond ETF	0.25%
iShares Floating Rate Bond ETF	0.20%
iShares Focused Value Factor ETF	0.25%
iShares Genomics Immunology and Healthcare ETF	0.47%

iShares Global 100 ETF	0.40%
iShares Global Green Bond ETF	0.25%
iShares Global REIT ETF	0.14%
iShares GNMA Bond ETF	0.15%
iShares Government/Credit Bond ETF	0.20%
iShares High Yield High Beta ETF	0.50%
iShares High Yield Low Beta ETF	0.50%
iShares iBonds 2021 Term High Yield and Income ETF	0.35%
iShares iBonds 2022 Term High Yield and Income ETF	0.35%
iShares iBonds 2023 Term High Yield and Income ETF	0.35%
iShares iBonds 2024 Term High Yield and Income ETF	0.35%
iShares iBonds 2025 Term High Yield and Income ETF	0.35%
iShares iBonds Dec 2019 Term Corporate ETF	0.10%
iShares iBonds Dec 2020 Term Corporate ETF	0.10%
iShares iBonds Dec 2021 Term Corporate ETF	0.10%
iShares iBonds Dec 2021 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2022 Term Corporate ETF	0.10%
iShares iBonds Dec 2022 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2023 Term Corporate ETF	0.10%
iShares iBonds Dec 2023 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2024 Term Corporate ETF	0.10%
iShares iBonds Dec 2024 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2025 Term Corporate ETF	0.10%
iShares iBonds Dec 2025 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2026 Term Corporate ETF	0.10%
iShares iBonds Dec 2026 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2027 Term Corporate ETF	0.10%
iShares iBonds Dec 2027 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2028 Term Corporate ETF	0.10%
iShares iBonds Dec 2028 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2029 Term Corporate ETF	0.10%
iShares iBonds Mar 2020 Term Corporate ETF	0.10%
iShares iBonds Mar 2023 Term Corporate ETF	0.10%
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	0.10%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	0.10%
iShares iBonds Sep 2020 Term Muni Bond ETF	0.18%
iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF	0.50%
iShares India 50 ETF	0.89%
iShares Intermediate Government/Credit Bond ETF	0.20%
iShares International Developed Property ETF	0.48%
iShares International Developed Real Estate ETF iShares International Dividend Growth ETF	0.48 0.22	% %
iShares International Preferred Stock ETF	0.55%
iShares International Treasury Bond ETF	0.35%
iShares JPX-Nikkei 400 ETF	0.48%
iShares Micro-Cap ETF	0.60%
iShares Morningstar Large-Cap ETF	0.20%
iShares Morningstar Large-Cap Growth ETF	0.25%
iShares Morningstar Large-Cap Value ETF	0.25%
iShares Morningstar Mid-Cap ETF	0.25%
iShares Morningstar Mid-Cap Growth ETF	0.30%
iShares Morningstar Mid-Cap Value ETF	0.30%

iShares Morningstar Multi-Asset Income ETF	0.25%
iShares Morningstar Small-Cap ETF	0.25%
iShares Morningstar Small-Cap Growth ETF	0.30%
iShares Morningstar Small-Cap Value ETF	0.30%
iShares Mortgage Real Estate ETF	0.48%
iShares MSCI ACWI Low Carbon Target ETF iShares MSCI Argentina and Global Exposure ETF	0.20 0.59	% %
iShares MSCI China A ETF	0.65%
iShares MSCI Denmark ETF	0.53%
iShares MSCI Europe Financials ETF	0.48%
iShares MSCI Europe Small-Cap ETF	0.40%
iShares MSCI Finland ETF	0.53%
iShares MSCI Germany Small-Cap ETF	0.59%
iShares MSCI Global Impact ETF	0.49%
iShares MSCI India Small-Cap ETF	0.74%
iShares MSCI Japan Equal Weighted ETF	0.15%
iShares MSCI Japan Value ETF	0.15%
iShares MSCI KLD 400 Social ETF	0.25%
iShares MSCI Kokusai ETF	0.25%
iShares MSCI Norway ETF	0.53%
iShares MSCI Saudi Arabia ETF	0.74%
iShares MSCI United Kingdom Small-Cap ETF	0.59%
iShares MSCI USA ESG Select ETF	0.25%
iShares National Muni Bond ETF	0.07%
iShares New York Muni Bond ETF	0.25%
iShares Residential Real Estate ETF	0.48%
iShares Robotics and Artificial Intelligence Multisector ETF	0.47%
iShares Russell 1000 ETF	0.15%
iShares Russell 1000 Pure U.S. Revenue ETF	0.15%
iShares Russell 2500 ETF	0.15%
iShares Russell 3000 ETF	0.20%
iShares Russell Top 200 ETF	0.15%
iShares Russell Top 200 Growth ETF	0.20%
iShares Russell Top 200 Value ETF	0.20%
iShares S&P 100 ETF	0.20%
iShares S&P 500 Growth ETF	0.18%
iShares S&P 500 Value ETF	0.18%
iShares Self-Driving EV and Tech ETF	0.47%
iShares Short-Term National Muni Bond ETF	0.07%
iShares Short Treasury Bond ETF	0.15%
iShares Treasury Floating Rate Bond ETF	0.15%
iShares U.S. Dividend and Buyback ETF	0.25%
iShares U.S. Infrastructure ETF	0.40%
iShares U.S. Treasury Bond ETF	0.15%
iShares Yield Optimized Bond ETF	0.28%

Advisory Fee for iShares (S&P Global Sectors) Funds:

iShares Expanded Tech Sector ETF

iShares Expanded Tech-Software Sector ETF

iShares Global Clean Energy ETF

iShares Global Comm Services ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global Tech ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares North American Natural Resources ETF

iShares North American Tech-Multimedia Networking ETF

iShares PHLX Semiconductor ETF

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

Advisory Fee for iShares China Large-Cap ETF (Group VII)

iShares China Large-Cap ETF

0.74% per annum of net assets less than or equal to $6.0 billion plus 0.67% per annum of net assets over $6.0 billion, up to and including $9.0 billion plus 0.60% per annum of net assets over $9.0 billion, up to and including $12.0 billion plus 0.54% per annum of net assets in excess of $12.0 billion

Advisory Fee for iShares Group VIII (Dow Jones Sector) Funds:

iShares Transportation Average ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Utilities ETF

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion plus 0.34% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion plus 0.33% per annum of the aggregate net assets over $40.0 billion, up to and including $50.0 billion plus 0.31% per annum of the aggregate net assets in excess of $50.0 billion

Advisory Fee for iShares S&P Mid-Cap 400 Value ETF

iShares S&P Mid-Cap 400 Value ETF

0.25% per annum of net assets less than or equal to $5.0 billion plus 0.24% per annum of net assets over $5.0 billion, up to and including $7.5 billion plus 0.23% per annum of net assets over $7.5 billion, up to and including $10.0 billion plus 0.21% per annum of net assets in excess of $10.0 billion

Advisory Fee for iShares MSCI EAFE Value ETF

iShares MSCI EAFE Value ETF

0.4000% per annum of net assets less than or equal to $3.0 billion plus 0.3800% per annum of net assets over $3.0 billion, up to and including $4.5 billion plus 0.3610% per annum of net assets over $4.5 billion, up to and including $6.0 billion plus 0.3430% per annum of net assets over $6.0 billion, up to and including $7.5 billion plus 0.3258% per annum of net assets over $7.5 billion, up to and including $9.0 billion plus 0.3096% per annum of net assets in excess of $9.0 billion

Advisory Fee for iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Growth ETF

0.4000% per annum of net assets less than or equal to $3.0 billion plus 0.3800% per annum of net assets over $3.0 billion, up to and including $4.5 billion plus 0.3610% per annum of net assets over $4.5 billion, up to and including $6.0 billion plus 0.3430% per annum of net assets over $6.0 billion, up to and including $7.5 billion plus 0.3258% per annum of net assets in excess of $7.5 billion

Advisory Fee for iShares MSCI India ETF

iShares MSCI India ETF

0.6500% per annum of net assets less than or equal to $4.0 billion plus 0.6175% per annum of net assets over $4.0 billion, up to and including $6.0 billion plus 0.5867% per annum of net assets over $6.0 billion, up to and including $8.0 billion plus 0.5573% per annum of net assets in excess of $8.0 billion

Advisory Fee for iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Growth ETF

0.2500% per annum of net assets less than or equal to $5 billion plus 0.2375% per annum of net assets over $5 billion, up to and including $7.5 billion plus 0.2256% per annum of net assets in excess of $7.5 billion

Advisory Fee for iShares S&P Small-Cap 600 Value ETF

iShares S&P Small-Cap 600 Value ETF

0.2500% per annum of net assets less than or equal to $5 billion plus 0.2375% per annum of net assets over $5 billion, up to and including $7.5 billion plus 0.2256% per annum of net assets in excess of $7.5 billion

Advisory Fee for iShares Exponential Technologies ETF

iShares Exponential Technologies ETF

0.4700% per annum of net assets less than or equal to $2 billion plus 0.4465% per annum of net assets over $2 billion, up to and including $3 billion plus 0.4242% per annum of net assets in excess of $3 billion

Advisory Fee for iShares Category VI (MSCI International/Global Multi Country) Funds:

iShares Edge MSCI Min Vol EAFE ETF

iShares Edge MSCI Min Vol Global ETF*

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI EAFE ETF

0.3500% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.3200% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion plus 0.2800% per annum of the aggregate net assets over $60.0 billion, up to and including $90.0 billion plus 0.2520% per annum of the aggregate net assets over $90.0 billion, up to and including $120.0 billion plus 0.2270% per annum of the aggregate net assets over $120.0 billion, up to and including $150.0 billion plus 0.2040% per annum of the aggregate net assets in excess of $150.0 billion

Advisory Fee for Category I (MSCI Developed Markets Single Country) Funds:

iShares MSCI Australia ETF*

iShares MSCI Austria ETF*

iShares MSCI Belgium ETF*

iShares MSCI Canada ETF*

iShares MSCI Eurozone ETF*

iShares MSCI France ETF*

iShares MSCI Germany ETF*

iShares MSCI Hong Kong ETF*

iShares MSCI Ireland ETF

iShares MSCI Italy ETF*

iShares MSCI Japan ETF*

iShares MSCI Japan Small-Cap ETF*

iShares MSCI Malaysia ETF*

iShares MSCI Mexico ETF*

iShares MSCI Netherlands ETF*

iShares MSCI New Zealand ETF

iShares MSCI Singapore ETF*

iShares MSCI Spain ETF*

iShares MSCI Sweden ETF*

iShares MSCI Switzerland ETF*

iShares MSCI United Kingdom ETF

0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds over $7.0 billion, up to and including $11.0 billion plus 0.49% per annum of the aggregate net assets of the Category I Funds over $11.0 billion, up to and including $24.0 billion plus 0.44% per annum of the aggregate net assets of the Category I Funds over $24.0 billion, up to and including $48.0 billion plus 0.40% per annum of the aggregate net assets of the Category I Funds over $48.0 billion, up to and including $72.0 billion plus 0.36% per annum of the aggregate net assets of the Category I Funds over $72.0 billion, up to and including $96.0 billion plus 0.32% per annum of the aggregate net assets of the Category I Funds in excess of $96.0 billion

Advisory Fee for Category II (MSCI Emerging Markets Single Country) Funds:

iShares MSCI Brazil ETF*

iShares MSCI Brazil Small-Cap ETF

iShares MSCI Chile ETF*

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Israel ETF*

iShares MSCI Peru ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Russia ETF*

iShares MSCI South Africa ETF*

iShares MSCI South Korea ETF*

iShares MSCI Taiwan ETF*

iShares MSCI Thailand ETF*

iShares MSCI Turkey ETF*

iShares MSCI UAE ETF

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.69% per annum of the aggregate net assets of the Category II Funds over $2.0 billion, up to and including $4.0 billion plus 0.64% per annum of the aggregate net assets of the Category II Funds over $4.0 billion, up to and including $8.0 billion plus 0.57% per annum of the aggregate net assets of the Category II Funds over $8.0 billion, up to and including $16.0 billion plus 0.51% per annum of the aggregate net assets of the Category II Funds over $16.0 billion, up to and including $24.0 billion plus 0.48% per annum of the aggregate net assets of the Category II Funds over $24.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets of the Category II Funds in excess of $32.0 billion

Advisory Fee for Category IV (MSCI Emerging Markets Multi Country) Funds:

iShares Edge MSCI Min Vol Emerging Markets ETF*

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI BRIC ETF*

iShares MSCI Emerging Markets ETF*

iShares MSCI Emerging Markets Small-Cap ETF*

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion plus 0.68% per annum of the aggregate net assets of the Category IV Funds over $14.0 billion, up to and including $28.0 billion plus 0.61% per annum of the aggregate net assets of the Category IV Funds over $28.0 billion, up to and including $42.0 billion plus 0.54% per annum of the aggregate net assets of the Category IV Funds over $42.0 billion, up to and including $56.0 billion plus 0.47% per annum of the aggregate net assets of the Category IV Funds over $56.0 billion, up to and including $70.0 billion plus 0.41% per annum of the aggregate net assets of the Category IV Funds over $70.0 billion, up to and including $84.0 billion plus 0.35% per annum of the aggregate net assets of the Category IV Funds in excess of $84.0 billion

Advisory Fee for Group X (2012 Equity) Funds:

	First $46 billion	Greater than $46 billion Up to $81 billion	Greater than $81 billion Up to $111 billion	Greater than $111 billion Up to $141 billion	Greater than $141 billion
iShares Latin America 40 ETF	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%
iShares MSCI Pacific ex Japan ETF*	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%
iShares Preferred and Income Securities ETF	0.4800%	0.4560%	0.4332%	0.4116%	0.3910%
iShares Russell 2000 ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell 2000 Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Russell 2000 Value ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Select Dividend ETF	0.4000%	0.3800%	0.3610%	0.3430%	0.3259%

Advisory Fee for Group XI (2012 Fixed Income) Funds:

	First $19 billion	Greater than $19 billion Up to $33 billion	Greater than $33 billion Up to $47 billion	Greater than $47 billion
iShares iBoxx $ High Yield Corporate Bond ETF	0.5000%	0.4750%	0.4513%	0.4287%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.4000%	0.3800%	0.3610%	0.3430%

Advisory Fee for Group XII (2013) Funds

	First $121 billion	Greater than $121 billion Up to $181 billion	Greater than $181 billion Up to $231 billion	Greater than $231 billion Up to $281 billion	Greater than $281 billion
iShares Cohen & Steers REIT ETF	0.3500%	0.3325%	0.3159%	0.3001%	0.2851%
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.1500%	0.1425%	0.1354%	0.1287%	0.1222%
iShares Intermediate-Term Corporate Bond ETF	0.0600%	0.0570%	0.0542%	0.0515%	0.0489%
iShares Long-Term Corporate Bond ETF	0.0600%	0.0570%	0.0542%	0.0515%	0.0489%
iShares MBS ETF	0.0700%	0.0665%	0.0632%	0.0601%	0.0571%
iShares Nasdaq Biotechnology ETF	0.4800%	0.4560%	0.4332%	0.4116%	0.3910%
iShares Russell 1000 Growth ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%

iShares Russell 1000 Value ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell Mid-Cap ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell Mid-Cap Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Russell Mid-Cap Value ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares S&P Mid-Cap 400 Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Short-Term Corporate Bond ETF	0.0600%	0.0570%	0.0542%	0.0515%	0.0489%
iShares TIPS Bond ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%

Advisory Fee for Group XIII (2014) Funds

	First $12 billion	Greater than $12 billion Up to $18 billion	Greater than $18 billion Up to $24 billion	Greater than $24 billion Up to $30 billion	Greater than $30 billion
iShares Europe ETF	0.6000%	0.5700%	0.5415%	0.5145%	0.4888%
iShares International Select Dividend ETF	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%
iShares MSCI EAFE Small-Cap ETF	0.4000%	0.3800%	0.3610%	0.3430%	0.3259%

*	This Fund is a fund of iShares, Inc.

Amended and Approved by the Board of Trustees of iShares Trust on September 12-13, 2019.